Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421
	Operating Report Number:	23
Debtor	For the Month Ending:	30-Apr-10
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		32,734,031

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		32,688,477

3.	BEGINNING BALANCE:		45,555

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	Other (Specify)	Transfers from Money Market Acct	873,000

	Other (Specify)	Proponent Reimbursement for Solicitation Costs	46,956

	TOTAL RECEIPTS THIS PERIOD:		919,956

5.	BALANCE:		965,511

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		34,000

	Disbursements (from page 2)		926,123

7.	ENDING BALANCE:		5,388

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (2)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking
			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transferred	**Amount Disbursed	Amount
4/7/2010	wire	Bowne of Los Angeles Inc	A/P vendor payments		$355	$355

4/7/2010	wire	Caldwell Law Firm	Professional fees		3,194	3,194

4/7/2010	wire	Barney Northcote	Director Fees		5,833	5,833

4/7/2010	wire	Robert Shackleton	Director Fees		5,833	5,833

4/7/2010	wire	David S. Depillo	Director Fees		5,833	5,833

4/7/2010	wire	Mark Schaffer	Director Fees		5,833	5,833

4/7/2010	wire	Fremont General Corporation	Bank Account Transfer	13,000		13,000

4/7/2010	6000000515	Broadridge	A/P vendor payments		625	625

4/7/2010	6000000516	Stephen H. Gordon	Director Fees		5,833	5,833

4/14/2010	wire	Ernst & Young	Professional Fees		550	550

4/14/2010	wire	Patton Boggs LLP	Professional Fees		32,031	32,031

4/14/2010	wire	FTI Consulting	Professional Fees		60,507	60,507

4/14/2010	6000000517	Mellon Investor Services LLC	A/P vendor payments		2,870	2,870

4/14/2010	6000000518	Merrill Lynch Pierce Fenner and Smith Inc.	A/P vendor payments		7,000	7,000

4/14/2010	6000000519	US Trustee	US Trustee Quarterly Fee		10,400	10,400

4/14/2010	6000000520	William M. Stern	OEC Member - Travel Expense Reimbursement		764	764

4/20/2010	wire	Wells Fargo	Client Analysis Service Charge		2,743	2,743

4/20/2010	6000000521	William Holmes	OEC Member - Travel Expense Reimbursement		1,152	1,152

4/21/2010	wire	Stutman, Treister, and Glatt PC	Professional fees		157,701	157,701

4/21/2010	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		246,113	246,113

4/21/2010	6000000522	West Payment Center	A/P vendor payments		3,656	3,656

4/22/2010	wire	Fremont General Corporation	Bank Account Transfer	21,000		21,000

4/28/2010	wire	Caldwell Law Firm	Professional fees		1,552	1,552

4/28/2010	wire	Kurtzman Carson Consultants	Professional fees		2,076	2,076

4/28/2010	wire	Solon Group, Inc.	Professional fees		7,740	7,740

4/28/2010	wire	FTI Consulting	Professional fees		37,422	37,422

4/28/2010	wire	CRG Partners Group LLC	Professional fees		38,531	38,531

4/28/2010	wire	Patton Boggs LLP	Professional fees		279,645	279,645

4/28/2010	wire	LA Fine Arts	A/P vendor payments		330	330

			TOTAL DISBURSEMENTS THIS PERIOD:	$34,000	$926,123	$960,123

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2010	Balance on Statement:	$5,388

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			$—

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,388

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		38,735,216

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS		17,777,781

3. BEGINNING BALANCE:		20,957,434

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	34,000

Interest Income	2,046

TOTAL RECEIPTS THIS PERIOD:		36,046

5. BALANCE:		20,993,480

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 5)		873,000

Disbursements (from page 5)		2,999

7. ENDING BALANCE:		20,117,481

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

     TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	*Amount Transferred	**Amount Disbursed	Amount
4/14/2010	wire	Fremont General Corporation	Bank account transfer	$115,000		$115,000
4/20/2010	wire	Wells Fargo	Client Analysis Service Charge		2,999	2,999
4/21/2010	wire	Fremont General Corporation	Bank account transfer	390,000		390,000
4/28/2010	wire	Fremont General Corporation	Bank account transfer	368,000		368,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$873,000	$2,999	$875,999

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2010	Balance on Statement:	$20,117,481

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT		0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$20,117,481

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of		Post-Petition payments
Creditor, Lessor, Etc.	Payments (Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	April 30, 2010

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A
State Withholding	—	—	N/A
FICA- Employer’s Share	—	—	N/A
FICA- Employee’s Share	—	—	N/A
Federal Unemployment	—	—	N/A
Sales and Use	—	—	N/A
Real Property	—	—	N/A
Other:

TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	4/30/2010
(Provide a copy of monthly account statements for each of the below)

	General Account:			5,388

	Money Market Account:			20,117,481

	Payroll Account:	(1)		N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):			—

TOTAL CASH AVAILABLE:					20,122,870

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A		—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	3,456	—	—
31 - 60 days	1,358	—	—
61 - 90 days	—	—	—
91 - 120 days	—	—	—
Over 120 days	6,273	118,819	—

TOTAL:	11,087	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	4/01/09-7/01/10	7/1/10
Continental Casualty	Excess D&O	15,000,000	4/01/09-7/01/10	7/1/10
U.S. Specialty	Excess D&O	15,000,000	4/01/09-7/01/10	7/1/10
RSUI Indemnity	Excess D&O	15,000,000	4/01/09-7/01/10	7/1/10
Allied World Natl	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
U.S. Specialty	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
Liberty Mutual	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
Navigators Ins.	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
Westchester Surplus	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
Platte River	Excess D&O	10,000,000	4/01/09-7/01/10	7/1/10
Scottsdale Ins.	Excess D&O	5,000,000	4/01/09-7/01/10	7/1/10
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	4/01/09-7/01/10	7/1/10
XL Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/10	7/1/10
U.S. Specialty	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/10	7/1/10
Navigators Ins.	Excess Fiduciary Liability	10,000,000	4/01/09-7/01/10	7/1/10
Allied World Natl	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/10	7/1/10
Westchester Surplus	Excess Fiduciary Liability	5,000,000	4/01/09-7/01/10	7/1/10
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/11	1/1/11
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/11	1/1/11
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/11	1/1/11
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/11	1/1/11

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400	15-Apr-2009	10,400	—
June 30, 2009	2,311,647	9,750	15-Jul-2009	9,750	—
September 30, 2009	2,677,616	9,749	21-Oct-2009	9,749	—
December 31, 2009	2,864,479	9,750	27-Jan-2010	9,750	—
March 31, 2010	4,373,732	10,400	14-Apr-2010	10,400	—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		65,650		65,650	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	4/30/10	6/19/08-4/30/10
Sales/Revenue:

Net Sales/Revenue	$—	$—

Cost of Goods Sold:

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	116,841	2,820,072

Compensation- group insurance		—

Compensation- 401(k)/ESOP/Incentive	7,629	(1,682,980)

Occupancy	1,688	518,756

Payroll Taxes		—

Other Taxes (Itemize) (1)		(3,500,000)

Information systems		39,722

Advertising and promotion		23,635

Telecom		(115)

Travel		2,670

Printing and supplies	970	39,347

Postage		(29,156)

All other	41,434	669,215

Depreciation and Amortization	287	24,414

Rent Expense — Real Property		—

Lease Expense — Personal Property		—

Insurance	249,569	4,000,451

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	418,418	2,926,031

Net Gain/(Loss) from Operations	(418,418)	(2,926,031)

Non-Operating Income:
Interest Income	2,046	241,547

Net Gain on Sale of Assets (Itemize)		—

Other — Equity in Earnings of Subsidiaries	(1,373,529)	153,162,468

Other (Itemize) — SERP	—	(40,306)

Total Non-Operating income	(1,371,483)	153,363,709

Non-Operating Expenses:
Interest Expense (2)	23,914	535,674

Legal and Professional (Itemize) (3)	631,332	19,833,739

Other (Itemize)	—	—

Total Non-Operating Expenses	655,246	20,369,413

NET INCOME/(LOSS)	$(2,445,147)	$130,068,265

Notes:

(1)	Reflects (post-petition) accrual of the estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$20,122,870

Accounts Receivable	118,819

Intercompany Receivable	613,866

Prepaid Expenses	2,881,579

Other (Itemize)- SERP / EBP Accounts & Other Benefit Accounts	12,123,684

Other (Itemize) — Investment — FG Financing	3,092,777

Other (Itemize)- Income Tax Receivable (1)	3,500,000

Total Current Assets		42,453,595

Property, Plant, and Equipment	168,996

Accumulated Depreciation/Depletion	(18,643)

Net Property, Plant, and Equipment		150,353

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,933

Investment in Subsidiary	437,745,493

Total Other Assets		437,760,426

TOTAL ASSETS		$480,364,374

LIABILITIES

Post-petition Liabilities:

Accounts Payable	11,087

Accruals (2)	2,188,070

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other (3)	13,447,052

Total Post-petition Liabilities		15,646,209

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (4)	375,105,944

Total Pre-petition Liabilities		375,105,944

TOTAL LIABILITIES		390,752,153

EQUITY:
Pre-petition Owners’ Equity (5)	(50,693,769)

Post-petition Profit/(Loss)	130,068,265

Direct Charges to Equity	10,237,725

TOTAL EQUITY		89,612,221

TOTAL LIABILITIES & EQUITY		$480,364,374

Notes:

(1)	Reflects (post-petition) estimated income tax receivable attributable to FGC as a result of the anticipated carryback of the 2008 consolidated net operating loss in accordance with the expanded carryback provisions included in the Worker, Homeownership and Business Assistance Act of 2009 (H.R. 3548) that was signed into law on November 6, 2009.

(2)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

(3)	Includes an accrued post-petition intercompany payable to Fremont Reorganizing Corporation of $12.9 million.

(4)	Includes the accruals (estimates) recorded by the Debtor for financial statement presentation (GAAP) purposes, including an accrual for litigation settlements totaling $36.5 million primarily related to the following matters and related proofs of claim: The Bank of New York v. Fremont General Corporation; Enron Creditors Recovery Corp., et al. v. J.P. Morgan Securities, et al.; California Insurance Commissioner v. Rampino, et al.; and California Insurance Commissioner v. Fremont General Corporation, et al. These litigation settlements were approved, pursuant to Federal Rule of Bankruptcy Procedure 9019, by the Bankruptcy Court in 2009, and each settlement resulted in deemed allowed general unsecured claims against the Debtor’s bankruptcy estate in varying amounts.

(5)	Reflects the changes in the Pre-petition Liabilities/Liabilities Subject to Compromise, as further described in footnote 4 above, and adjustments to recorded income tax payable at 12/31/2009.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
		☑	☐

3.
State what progress was made during the reporting period toward filing a plan of reorganization.
Confirmation and related hearings continued throughout April 2010. On April 29, 2010, the Bankruptcy Court held from the bench that it would confirm the chapter 11 plan filed by Signature Group Holdings (as it may be modified, the “Signature Plan”).

4.
Describe potential future developments which may have a significant impact on the case:
The Debtor anticipates that a confirmation order will be entered in May 2010 and that the Signature Plan will likely go effective in May or early June 2010.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. None.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,
Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.